SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 3, 2006

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                                 OMI CORPORATION
               (Exact Name of Registrant as Specified in Charter)

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       MARSHALL ISLANDS             000-14135              52-2098714
 (State or Other Jurisdiction      (Commission          (I.R.S. Employer
      of Incorporation)            File Number)        Identification No.)


           ONE STATION PLACE, STAMFORD,                   06902
                   CONNECTICUT                          (Zip Code)
    (Address of Principal Executive Offices)

                                 (203) 602-6700
              (Registrant's telephone number, including area code)

          (Former Name or Former address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01  Other Events

OMI announced in its April 3, 2006 press release that OMI has extended two time charters for product carriers, each for a two year period.

The press release is furnished herewith as Exhibit 99.1.


Item 9.01  Financial Statements and Exhibits

(c) Exhibits

99.1 Press release, dated April 3, 2006 press release that OMI has extended two time charters for product carriers, each for a two year period.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: April 3, 2006                    By: /s/ Craig H. Stevenson, Jr.
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                                           Craig H. Stevenson, Jr.
                                           Chairman of the Board and
                                           Chief Executive Officer



Date: April 3, 2006                    By: /s/ Kathleen C. Haines
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                                           Kathleen C. Haines
                                           Senior Vice President,
                                           Chief Financial Officer and Treasurer


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                                  EXHIBIT INDEX


The following Exhibit is being filed with this report.


Exhibit No.    Description
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99.1           Press release, dated April 3, 2006 press release that OMI has extended two time charters for product carriers, each for a two year period.